UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 15, 2015
(Date of earliest event reported)

Bank of America Merrill Lynch Commercial Mortgage Trust 2015-UBS7
(Exact name of issuing entity)

Bank of America, National Association
UBS Real Estate Securities Inc.
(Exact name of sponsor as specified in its charter)

Banc of America Merrill Lynch Commercial Mortgage Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-201743-01	56-1950039
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Bryant Park
New York, New York		10036
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	646-855-3953

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The purpose of this Form 8-K/A is to amend our current report on Form 8-K dated September 24, 2015, which was filed on September 24, 2015, and assigned SEC Accession No. 0001539497-15-001511 (the “Subject 8-K”).

Item 1.01. Entry into a Material Definitive Agreement.

On September 24, 2015, Banc of America Merrill Lynch Commercial Mortgage Inc. (the “Registrant”) caused the issuance of the Bank of America Merrill Lynch Commercial Mortgage Trust 2015 UBS7, Commercial Mortgage Pass-Through Certificates, Series 2015 UBS7 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2015 (the “Pooling and Servicing Agreement”), among the Registrant, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Pentalpha Surveillance LLC, as trust advisor, and U.S. Bank National Association, as trustee, certificate administrator, certificate registrar, authenticating agent and custodian.

The Certificates represent, in the aggregate, the entire beneficial ownership in Bank of America Merrill Lynch Commercial Mortgage Trust 2015-UBS7, a New York common law trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of forty-two (42) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on fifty-seven (57) commercial, multifamily and manufactured housing community properties.

The Mortgage Loan identified as “261 Fifth Avenue” on Schedule I to the Pooling and Servicing Agreement (the “261 Fifth Avenue Mortgage Loan”), which is an asset of the Issuing Entity, is part of a loan pair (the “261 Fifth Avenue Loan Pair”) that also includes one (1) other pari passu promissory note that is not an asset of the Issuing Entity (the “261 Fifth Avenue Companion Loan”). The 261 Fifth Avenue Loan Pair, including the 261 Fifth Avenue Mortgage Loan, is being serviced and administered under the Pooling and Servicing Agreement, dated as of October 1, 2015 (the “MSBAM C25 Pooling and Servicing Agreement”), among the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Pentalpha Surveillance LLC, as trust advisor, and U.S. Bank National Association, as trustee, certificate administrator, certificate registrar, authenticating agent and custodian, relating to the Morgan Stanley Bank of America Merrill Lynch Trust 2015-C25 securitization transaction into which the 261 Fifth Avenue Companion Loan was deposited. Such securitization transaction closed on October 15, 2015. The MSBAM C25 Pooling and Servicing Agreement is attached hereto as Exhibit 4.2.

The terms and conditions of the MSBAM C25 Pooling and Servicing Agreement applicable to the servicing of the 261 Fifth Avenue Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “Servicing of the Mortgage Loans” in the Prospectus Supplement filed by the Registrant pursuant to Rule 424(b)(5) with respect to the Certificates on September 24, 2015.

Item 8.01. Other Events.

Exhibit 4.1 of the Subject 8-K, which contained the Pooling and Servicing Agreement, is hereby restated in its entirety by the final corrected version the Pooling and Servicing Agreement attached hereto as Exhibit 4.1.

Exhibit 99.1 of the Subject 8-K, which contained the Mortgage Loan Purchase Agreement, dated September 14, 2015, between Bank of America, National Association, as seller, and the Registrant, as purchaser, is hereby restated in its entirety by the final corrected version of such Mortgage Loan Purchase Agreement attached hereto as Exhibit 99.1.

Exhibit 99.2 of the Subject 8-K, which contained the Mortgage Loan Purchase Agreement, dated September 14, 2015, between UBS Real Estate Securities Inc., as seller, and the Registrant, as purchaser, is hereby restated in its entirety by the final corrected version of such Mortgage Loan Purchase Agreement attached hereto as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
Exhibit 4.1	Pooling and Servicing Agreement, dated as of September 1, 2015, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Pentalpha Surveillance LLC, as trust advisor, and U.S. Bank National Association, as trustee, certificate administrator, certificate registrar, authenticating agent and custodian.
Exhibit 4.2	Pooling and Servicing Agreement, dated as of October 1, 2015, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Pentalpha Surveillance LLC, as trust advisor, and U.S. Bank National Association, as trustee, certificate administrator, certificate registrar, authenticating agent and custodian.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated September 14, 2015, between Bank of America, National Association, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated September 14, 2015, between UBS Real Estate Securities Inc., as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 19, 2015	BANC OF AMERICA MERRILL LYNCH
COMMERCIAL MORTGAGE INC.
(Registrant)

By: /s/ Leland F. Bunch, III
Name: Leland F. Bunch, III
Title: Chief Executive Officer & President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.1	Pooling and Servicing Agreement, dated as of September 1, 2015, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Pentalpha Surveillance LLC, as trust advisor, and U.S. Bank National Association, as trustee, certificate administrator, certificate registrar, authenticating agent and custodian.	(E)
4.2	Pooling and Servicing Agreement, dated as of October 1, 2015, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Pentalpha Surveillance LLC, as trust advisor, and U.S. Bank National Association, as trustee, certificate administrator, certificate registrar, authenticating agent and custodian.	(E)
99.1	Mortgage Loan Purchase Agreement, dated September 14, 2015, between Bank of America, National Association, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.	(E)
99.2	Mortgage Loan Purchase Agreement, dated September 14, 2015, between UBS Real Estate Securities Inc., as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.	(E)